MS  P- 5
MS  PZ- 5
                         SUPPLEMENT DATED MARCH 15, 2006
                             TO THE PROSPECTUSES OF
                        FRANKLIN MUTUAL SERIES FUND INC.
                               MUTUAL BEACON FUND
                              MUTUAL DISCOVERY FUND
                              MUTUAL EUROPEAN FUND
                         MUTUAL FINANCIAL SERVICES FUND
                              MUTUAL QUALIFIED FUND
                               MUTUAL SHARES FUND
                                DATED MAY 1, 2005

The prospectus is amended as follows:

I. The second to last paragraph of the Mutual Financial Services Fund "Main Investment Strategies" section under "Goals and Strategies" is updated as follows:

 The Fund may invest in foreign securities without limit. The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts (Hedging Instruments), when, in the manager's opinion, it would be advantageous to the Fund to do so. Please refer to "More Information on Investment Policies, Priorities and Risks" for a detailed description of the risks of investing in foreign securities.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.